August 17, 2020

{{MailAddr}} Dear {{Dear}}:

As you know, we don’t reach out to you often, aside from our quarterly performance updates.

That being said, we are very pleased to share with you the recent rankings from the Wall Street Journal, citing two of our three mutual funds in their June 2020 “Category Kings” list.

We are also pleased to note Morningstar has awarded our Select Fund a five-star rating, and the Value and Micro-Cap have each received Funds four-star ratings as of July 31, 2020.

While we are aware that a month doesn’t make a year, we do believe this recognition of two of our three funds is reflective of the disciplined research and hard work that goes into our long-term investment philosophy and process.

If you would like fact sheets or additional information about any of the funds in our mutual fund family, we would be more than happy to provide it.

Many thanks, as always, for your continued interest and support.

Sincerely,

/s/ Candace King Weir Candace King Weir	/s/ Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW & AFW/key
Enclosure

Important Information:

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The prospectus should be read carefully before investing.

©2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Star ratings are based on a Morningstar risk-adjusted return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The overall rating is a weighted average of the 3-, 5-, and 10-year (if applicable) returns. 5 Stars = top 10% of funds in a category; 4 stars = next 22.5% of funds; 3 stars = middle 35%; 2 stars = next 22.5%; 1 star = bottom 10%. A fund must be in existence three years to be rated. Ratings are subject to change monthly. As of 7/31/20, the Paradigm Select Fund had a 5-star rating for the 3-year period (614 funds), and a 5-star rating for the 5-year period (491 funds), and a 5-star rating for the 10-year period (354 funds) and overall the Select Fund had a 5-star rating (614 funds). As of 7/31/20, the Paradigm Value Fund had a 5-star rating for the 3-year period (614 funds), and a 5-star rating for the 5-year period (491 funds), and a 3-star rating for the 10-year period (354 funds) and a 4-star rating for the Overall period (614 funds). As of 7/31/20, the Paradigm Micro-Cap Fund had a 4-star rating for the 3-year period (614 funds), a 5-star rating for the 5-year period (491 funds), a 4-star rating for the 10-year period (354 funds), and a 4-star rating for the Overall period (614 funds).

THE WALL STREET JOURNAL.
MONDAY, JULY 6, 2020 © 2020 Dow Jones & Company, Inc. All Rights Reserved.

Category Kings in 16 Realms

Top-performing funds in each category, ranked by one-year total returns (changes in net asset values with reinvested distributions) as of June 30; assets are as of May 31. All performance numbers are preliminary.

The following has been excerpted

Small-Cap Core

	Symbol	Assets ($ millions)	2nd-qtr (%)	YTD	Total return (%) 1-yr	5-yr*	10-yr*
Needham:Sm Cap Gro;Rtl	NESGX	160.0	34.7	14.5	**37.1**	16.8	13.3
Jacob Micro Cap Gro;Inst	JMIGX	15.1	44.1	7.6	**13.9**	9.8	12.7
Paradigm:Select Fund	PFSLX	32.9	30.4	−7.2	**7.6**	7.8	11.8
Paradigm:Micro-Cap	PVIVX	56.5	35.2	−4.3	**7.3**	6.5	10.6
WesMark:Sm Company Gro	WMKSX	92.6	30.8	1.6	**7.0**	4.5	9.6
Category Average:		457.7	22.5	−17.8	**−12.2**	2.0	8.8
Number of Funds:			930	925	**914**	709	498

Note: For funds with multiple share classes, only the largest is shown *Annualized N.A. = not applicable, fund is too new

Source: Refinitiv Lipper

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on funds' distributions or the redemption of funds' shares.

As is the case with most investments, you may lose money by investing in the funds. The funds invest in companies that appear to be "undervalued" in the marketplace (i.e., trading at prices below the company's true worth). If the funds' perceptions of value are wrong, the securities purchased may not perform as expected, reducing the funds' return. The Micro-Cap Fund primarily invests at least 80% of its net assets in the common stocks of U.S. micro capitalization companies. The Fund generally considers a company to be a micro capitalization company if its market capitalization, at the time of purchase, is less than the market capitalization of the largest company in the Russell Microcap® Index ($1.379 billion at June 30, 2020) as of its most recent reconstitution date. Micro capitalization companies can be riskier investments than larger companies.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund before investing. This report must be preceded or accompanied by a prospectus containing more detail including information on risks, fees, charges and expenses. To request a prospectus, please contact Paradigm Funds Advisors LLC at 1-800-239-0732. Please read it carefully before you invest or send money. Current performance may be lower or higher than the performance data quoted. You may obtain data current to the most recent month-end by calling the transfer agent at 1-877-59-Funds.

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PARADIGM
CAPITAL MANAGEMENT

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